UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

Hi-Crush Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35630	90-0840530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Riverway Suite 1550 Houston, Texas	77056
(Address of principal executive office)	(Zip Code)

(713) 960-4777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

Contribution Agreement

On January 31, 2013, Hi-Crush Partners LP, a Delaware limited partnership (the “Partnership”), entered into a Contribution Agreement (the “Contribution Agreement”) with Hi-Crush Proppants LLC, a Delaware limited liability company (“Proppants”), and Hi-Crush Augusta LLC, a Delaware limited liability company (“Augusta”). Pursuant to the Contribution Agreement, the Partnership will acquire 100,000 Augusta Preferred Units (as such term is defined in the First Amended and Restated Limited Liability Company Agreement of Augusta (the “Augusta A&R LLC Agreement”)) in exchange for 3,750,000 convertible Class B Units (the “Class B Units”) representing limited partner interests in the Partnership and $37.5 million in cash. The terms of the Class B Units are more fully described in Item 3.02, and such description is incorporated herein by reference.

As of January 29, 2013, Proppants owned 702,851 subordinated units and 13,640,351 common units representing limited partner interest in the Partnership and wholly owns Hi-Crush GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”). Augusta is a wholly-owned subsidiary of Proppants.

The Conflicts Committee (the “Conflicts Committee”) of the Board of Directors of the General Partner approved the transactions contemplated by the Contribution Agreement (the “Transactions”). The Conflicts Committee, composed of independent members of the Board of Directors of the General Partner, retained independent legal and financial advisors to assist it in evaluating and negotiating the Transactions. The Transactions closed on January 31, 2013.

The foregoing description of the Contribution Agreement is qualified in its entirety by reference to the full and complete terms of the Contribution Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1.

Amended and Restated Augusta LLC Agreement

On January 31, 2013, Proppants entered into the August A&R LLC Agreement to, among other things, create a new class of preferred units of Augusta (the “Augusta Preferred Units”). In connection with the consummation of the Transactions, the Partnership acquired all outstanding Augusta Preferred Units and was admitted as a member of Augusta. The Augusta Preferred Units entitle the holder to preferred distributions in the amount of $3.75 million per quarter. The Augusta Preferred Units will convert into common units of Augusta on (i) March 31, 2018, subject to certain conditions, or (ii) such earlier time as the Partnership shall determine with the concurrence of the Conflicts Committee. Upon the conversion of the Augusta Preferred Units, the Partnership will own 20% of the outstanding common units of Augusta.

The foregoing description is qualified in its entirety by reference to the full and complete text of the Augusta A&R LLC Agreement, which is attached to this Current Report on Form 8-K as Exhibit 3.2.

Amendment No. 1 to Registration Rights Agreement

On January 31, 2013, the Partnership entered into Amendment No. 1 to the Registration Rights Agreement by and between the Partnership and Proppants (the “RRA Amendment”). Pursuant to the RRA Amendment, the definition of “Registrable Securities” set forth in the Registration Rights Agreement, dated August 20, 2012, by and between the Partnership and Proppants was revised to incorporate common units representing limited partner interests issuable upon conversion of the Class B Units issued pursuant to the Contribution Agreement.

The foregoing description is qualified in its entirety by reference to the full and complete text of the RRA Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Amendment No. 1 to Omnibus Agreement

On January 31, 2013, the Partnership entered into Amendment No. 1 to the Omnibus Agreement by and among the Partnership, the General Partner and Proppants (the “Omnibus Amendment”). Pursuant to the Omnibus Amendment, the Partnership forewent the assignment of a customer contract from the Partnership to Proppants that would otherwise have been required under Article 4 of the Omnibus Agreement, dated August 20, 2012, by and among the Partnership, the General Partner and Proppants.

The foregoing description is qualified in its entirety by reference to the full and complete text of the Omnibus Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.2.

Consent and First Amendment to Credit Agreement

On January 31, 2013, the Partnership entered into a Consent and First Amendment (the “First Amendment”) by and among the Partnership, the lenders party thereto and Amegy Bank, N.A. as administrative agent for the lenders (the “Administrative Agent”). Pursuant to the terms of the First Amendment, the lenders (i) consented to the amendment and restatement of the partnership agreement of the Partnership and (ii) agreed to amend the Credit Agreement, dated as of August 21, 2012, by and among the Partnership, the lenders party thereto from time to time, and the Administrative Agent to, among other things, permit the acquisition by the Partnership of the Augusta Preferred Units.

The foregoing description is qualified in its entirety by reference to the full and complete text of the First Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.3.

Item 3.02	Unregistered Sale of Equity Securities.

The description set forth in Item 1.01 above of the issuance by the Partnership of Class B Units in connection with the consummation of the Transactions is incorporated herein by reference. The private placement of Class B Units to be issued pursuant to the Contribution Agreement is being made in reliance upon an exception from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2).

The Class B Units will not be eligible to participate in quarterly distributions until converted into common units of the Partnership. The Class B Units are eligible for conversion into common units once the Partnership has, for two consecutive quarters, (i) earned $2.31 per common unit, subordinated unit and Class B Unit on an annualized basis and (ii) paid $2.10 per unit in annualized distributions on each common and subordinated unit, or 110% of the current minimum quarterly distribution (MQD) for a period of two consecutive quarters, and the General Partner has determined, with the concurrence of the Conflicts Committee, that the Partnership is expected to maintain such performance for at least two succeeding quarters.

Item 3.03	Material Modification to Rights of Security Holders.

The description of the Second Amended and Restated Limited Partnership Agreement (as defined herein) set forth in Item 5.03 below is incorporated herein by reference.

Item 5.03	Amendment to Article of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2013, the Partnership amended and restated its Amended and Restated Limited Partnership Agreement (as further amended and restated, the “Second Amended and Restated Limited Partnership Agreement”) to, among other things, provide for the creation of the Class B Units. The description of the Class B Units set forth in Item 3.02 above is incorporated herein by reference.

The foregoing description is qualified in its entirety by reference to the full and complete text of the Second Amended and Restated Limited Partnership Agreement, which is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Any financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Report is required to be filed.

(b) Pro Forma Financial Information

Any pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Report is required to be filed.

(d) Exhibits

Exhibit	Description

2.1*	Contribution Agreement, dated January 31, 2013, by and among Hi-Crush Partners LP, Hi-Crush Proppants LLC and Hi-Crush Augusta LLC.

3.1	Second Amended and Restated Agreement of Limited Partnership of Hi-Crush Partners LP, dated January 31, 2013.

3.2	Amended and Restated Limited Liability Company Agreement of Hi-Crush Augusta LLC, dated January 31, 2013.

10.1	Amendment No. 1 to Registration Rights Agreement, dated January 31, 2013, by and between Hi-Crush Partners LP and Hi-Crush Proppants LLC.

10.2	Amendment No. 1 to Omnibus Agreement, dated January 31, 2013, by and among the Partnership, the General Partner and Proppants.

10.3	Consent and First Amendment, dated as of January 31, 2013, by and among the Partnership, the lenders party thereto and Amegy Bank, N.A., as administrative agent to the lenders.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to the Contribution Agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Dated: February 5, 2013

	By:	/s/ Mark C. Skolos
Name: Mark C. Skolos
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

2.1*	Contribution Agreement, dated January 31, 2013, by and among Hi-Crush Partners LP, Hi-Crush Proppants LLC and Hi-Crush Augusta LLC.

3.1	Second Amended and Restated Agreement of Limited Partnership of Hi-Crush Partners LP, dated January 31, 2013.

3.2	Amended and Restated Limited Liability Company Agreement of Hi-Crush Augusta LLC, dated January 31, 2013.

10.1	Amendment No. 1 to Registration Rights Agreement, dated January 31, 2013, by and between Hi-Crush Partners LP and Hi-Crush Proppants LLC.

10.2	Amendment No. 1 to Omnibus Agreement, dated January 31, 2013, by and among the Partnership, the General Partner and Proppants.

10.3	Consent and First Amendment, dated as of January 31, 2013, by and among the Partnership, the lenders party thereto and Amegy Bank, N.A., as administrative agent to the lenders.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to the Contribution Agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.